                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of National Property Analysts Master Limited Partnership ("NPAMLP") on Form 10-Q for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert McKinney, President of Feldman International, Inc., the Equity General Partner of NPAMLP certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of NPAMLP.

                                       National Property Analysts Master Limited
                                       Partnership
                                       -----------------------------------------
                                       (Registrant)

                                       Date: May 10, 2004
                                             -----------------------------------



                                       By:   Feldman International Inc., its
                                               equity general partner
                                             -----------------------------------

                                       By:   /s/ Robert McKinney
                                             -----------------------------------
                                              Name:  Robert McKinney
                                              Title: President